UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 16, 2021

Anika Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-21326	04-3145961
(State or other jurisdiction of	Commission file number	(I.R.S. Employer
incorporation or organization)		Identification No.)

32 Wiggins Avenue, Bedford, MA 01730

(Address of principal executive offices) (Zip code)

(781) 457-9000

Registrant’s telephone number, including area code:

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ANIK	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to 2017 Omnibus Incentive Plan

On March 17, 2021, the board of directors adopted and approved, subject to stockholder approval, an amendment to the Anika Therapeutics, Inc. 2017 Omnibus Incentive Plan, as amended, or the Amendment. Stockholders approved the Amendment at our Annual Meeting of Stockholders held on June 16, 2021 (the “Annual Meeting”), as described under Item 5.07 below. The Amendment increases the number of shares of common stock reserved under the 2017 Omnibus Incentive Plan by 1,100,000 from 3,500,000 to 4,600,000. Additionally, the Amendment provides that all 4,600,000 shares authorized under the plan may be granted as Incentive Stock Options in accordance with Section 422 of the Internal Revenue Code of 1986. No other provisions of the 2017 Omnibus Incentive Plan were amended by the Amendment.

A summary of the principle features of the 2017 Omnibus Incentive Plan is included in the definitive proxy statement filed with the SEC on April 30, 2021. The foregoing description is qualified in its entirety by reference to the text of the 2017 Omnibus Incentive Plan, as amended by the stockholders at the Annual Meeting, which is filed as an exhibit to this Form 8-K and incorporated herein by reference.

2021 Employee Stock Purchase Plan

On March 17, 2021, the board of directors adopted and approved, subject to stockholder approval, the Anika Therapeutics, Inc. 2021 Employee Stock Purchase Plan, or the ESPP. Stockholders approved the ESPP at our Annual Meeting, as described under Item 5.07 below. The number of shares of common stock reserved under the ESPP is 200,000. Additionally, the ESPP is intended to constitute an “employee stock purchase plan” within the meaning of Section 423(b) of the Internal Revenue Code of 1986.

A summary of the principle features of the 2021 Employee Stock Purchase Plan is included in the definitive proxy statement filed with the SEC on April 30, 2021. The foregoing description is qualified in its entirety by reference to the text of the 2021 Employee Stock Purchase Plan as approved by the stockholders at the Annual Meeting, which is filed as an exhibit to this Form 8-K and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

We held our 2021 Annual Meeting of Stockholders on June 16, 2021. The board of directors solicited proxies pursuant to a proxy statement that we filed on April 30, 2021 with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934. There was no solicitation in opposition to the board’s solicitation. A total of 12,728,227 shares of common stock were present in person or by proxy at the meeting, representing 88.6% of the voting power entitled to vote at the meeting. Each share of common stock was entitled to one vote with respect to each matter submitted to a vote at the meeting, and the voting results reported below are final.

The matters considered and voted on by the stockholders at the meeting and the votes of the stockholders were as follows:

PROPOSAL 1

Stockholders voted as follows with respect to election of each of the nominee for directors identified in the proxy statement:

Nominee	For	Against	Abstain	Broker Non-Votes
Stephen O. Richard	11,776,072	38,256	34,322	879,577
Jeffery S. Thompson	11,564,230	250,298	34,122	879,577

As a result of this vote, Messrs. Richard and Thompson were elected as Class I directors to serve until the 2024 Annual Meeting of Stockholders and until each of his successors is duly elected and qualified.

PROPOSAL 2

Stockholders voted as follows with respect to approval of the amendment to the Anika Therapeutics, Inc. 2017 Omnibus Incentive Plan:

For	Against	Abstain	Broker Non-Votes
6,853,563	4,948,129	46,958	879,577

PROPOSAL 3

Stockholders voted as follows with respect to approval of the Anika Therapeutics, Inc. 2021 Employee Stock Purchase Plan:

For	Against	Abstain	Broker Non-Votes
11,754,424	71,355	22,871	879,577

PROPOSAL 4

Stockholders voted as follows with respect to ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2021:

For	Against	Abstain	Broker Non-Votes
12,690,638	17,475	20,114	─

PROPOSAL 5

Stockholders voted, on an advisory basis, as follows with respect to compensation paid to our Named Executive Officers as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion set forth in the Proxy Statement of the Meeting:

For	Against	Abstain	Broker Non-Votes
9,121,886	2,705,453	21,311	879,577

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
99.1	Anika Therapeutics, Inc. 2017 Omnibus Incentive Plan (as amended effective June 16, 2021)
99.2	Anika Therapeutics, Inc. 2021 Employee Stock Purchase Plan (adopted June 16, 2021)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Anika Therapeutics, Inc.

Date: June 22, 2021	By:	/s/ Cheryl R. Blanchard
Cheryl R. Blanchard
President and Chief Executive Officer